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                                  SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
      PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE
                        ACT OF 1934 (AMENDMENT NO.     )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY
[X]  Definitive Proxy Statement                     (AS PERMITTED BY RULE 14a-6(e)(2))
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                    ARMADA FUNDS (FILE NOS. 33-488/811-4416)
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    ------------------------------------------------------------------------
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1) Title of each class of securities to which transaction applies: ........

     2) Aggregate number of securities to which transaction applies: ...........

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): .............

     4) Proposed maximum aggregate value of transaction: .......................

     5) Total fee paid: ........................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid: ................................................

     2) Form, Schedule or Registration Statement No.: ..........................

     3) Filing Party: ..........................................................

     4) Date Filed: ............................................................

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

                                  ARMADA FUNDS

                            One Freedom Valley Drive
                            Oaks, Pennsylvania 19456

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         To be Held on August 13, 1998
                                                                   July 27, 1998
TO THE SHAREHOLDERS OF ARMADA FUNDS:
International Equity Fund
Small Cap Value Fund
Small Cap Growth Fund
    NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Meeting") of the International Equity Fund, Small Cap Value Fund and Small Cap Growth Fund (each, a "Fund" and collectively, the "Funds") of Armada Funds (the "Trust") will be held on Thursday, August 13, 1998 at 11:00 a.m., Eastern Time, at One Freedom Valley Drive, Boardroom B, Oaks, Pennsylvania 19456.
    The Meeting will be held with respect to the Funds for the following purposes:
        Proposal 1. To approve a new Investment Advisory Agreement providing for increased advisory fees between the Trust and National City Bank (the "Adviser") with respect to the International Equity Fund, Small Cap Value Fund and Small Cap Growth Fund.
        Proposal 2. To transact such other business as may properly come before the Meeting or any adjournment thereof.
    The Proposals stated above are discussed in detail in the attached Proxy Statement. Shareholders of record as of the close of business on June 24, 1998 are entitled to notice of, and to vote at, the Meeting or any adjournment thereof.
    THE ARMADA FUNDS BOARD OF TRUSTEES RECOMMENDS THAT YOU APPROVE THESE PROPOSALS. IT IS VERY IMPORTANT THAT YOU PUT FORTH YOUR VOTE REGARDING THESE PROPOSITIONS.
    IT IS HOPED THAT YOU WILL ATTEND THE MEETING, BUT IF YOU CANNOT DO SO, PLEASE FILL IN AND SIGN THE ENCLOSED PROXY, AND RETURN IT IN THE ACCOMPANYING ENVELOPE AS PROMPTLY AS POSSIBLE. YOU MAY ALSO FAX YOUR VOTED BALLOT(S) TO 1-888-451-8683 TO REGISTER YOUR VOTE. ANY SHAREHOLDER ATTENDING CAN VOTE IN PERSON EVEN THOUGH A PROXY HAS ALREADY BEEN RETURNED.

                                           /s/ W. Bruce McConnel, III
                                           W. Bruce McConnel, III
                                           Secretary
Oaks, Pennsylvania
July 27, 1998

                                  ARMADA FUNDS
                            Oaks, Pennsylvania 19456

                                PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board") of the International Equity Fund, Small Cap Value Fund and Small Cap Growth Fund (each, a "Fund" and collectively, the "Funds") of Armada Funds (the "Trust") for use at the Special Meeting of Shareholders of the Trust and any adjournment(s) thereof (the "Meeting") to be held on Thursday, August 13, 1998 at 11:00 a.m., Eastern Time, at One Freedom Valley Drive, Boardroom B, Oaks, Pennsylvania 19456. This Proxy Statement and accompanying proxy card or cards will first be mailed on or about July 27, 1998.

     Only shareholders of record of the International Equity Fund, Small Cap Value Fund and Small Cap Growth Fund at the close of business on June 24, 1998 will be entitled to vote at the Meeting. The Funds' shares are referred to herein as "Shares." Each full Share is entitled to one vote and each fractional Share to a proportionate fractional vote. The following table summarizes the Proposals to be voted on at the Meeting and indicates those shareholders who are being solicited with respect to the Proposals:

                                     TABLE

                 PROPOSAL                   SHAREHOLDERS SOLICITED
                 --------                   ----------------------
 1.  To approve a new Investment       Each Fund, voting separately on
     Advisory Agreement providing for  a Fund-by-Fund basis. All
     increased advisory fees between   classes of Shares of the same
     the Trust and National City Bank  Fund will vote together.
     with respect to the
     International Equity Fund, Small
     Cap Value Fund and Small Cap
     Growth Fund.

 2.  To transact such other business   Each Fund, voting separately on
     as may properly come before the   a Fund-by-Fund basis. All
     Meeting or any adjournment(s)     classes of Shares of the same
     thereof.                          Fund will vote together.

     On June 24, 1998, the following Shares were outstanding and entitled to vote at the Meeting:

                   NAME OF FUND                        NUMBER OF SHARES
                   ------------                        ----------------
International Equity Fund:.........................     12,699,290.223
Small Cap Value Fund:..............................     18,903,509.408
Small Cap Growth Fund:.............................      4,858,181.437

     Proxy solicitations will be made primarily by mail, but proxy solicitations also may be made by facsimile, telegraph or personal interview. If voting by facsimile, shareholders should send their ballots to fax # 1-888-451-8683. The Adviser will bear all proxy solicitation costs. Any shareholder submitting a proxy may revoke it at any time before it is exercised by submitting to the Trust a written notice of revocation or a subsequently executed proxy or by attending the Meeting and voting in person.

     THE TRUST WILL FURNISH TO SHAREHOLDERS UPON REQUEST, WITHOUT CHARGE, COPIES OF ITS ANNUAL REPORTS TO SHAREHOLDERS CONTAINING AUDITED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED MAY 31, 1998. REQUESTS FOR COPIES OF THE ANNUAL REPORTS SHOULD BE DIRECTED TO THE TRUST AT THE ADDRESS AT THE BEGINNING OF THIS DOCUMENT OR BY TELEPHONE AT 1-800-622-FUND (3863). THE ANNUAL REPORTS ARE NOT TO BE REGARDED AS PROXY SOLICITING MATERIAL.

     IF YOU DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WISH YOUR SHARES TO BE VOTED, PLEASE DATE AND SIGN THE ENCLOSED PROXY CARD OR CARDS AND MAIL THE SAME IN THE ENCLOSED REPLY ENVELOPE. YOU MAY ALSO FAX YOUR VOTED BALLOT(S) TO 1-888-451-8683 TO REGISTER YOUR VOTE. PLEASE ALLOW SUFFICIENT TIME FOR THE PROXY CARD OR CARDS TO BE RECEIVED ON OR BEFORE 11:00 A.M., EASTERN TIME, ON AUGUST 12, 1998.

PROPOSAL 1:  TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT

     Currently, National City Bank serves as the investment adviser to the International Equity Fund and Small Cap Growth Fund under an Advisory Agreement, dated July 31, 1997, and to the Small Cap Value Fund under an Advisory Agreement, dated November 19, 1997 (each, an "Existing Advisory Agreement" and collectively, the "Existing Advisory Agreements"). At the Meeting, shareholders of the International Equity Fund, Small Cap Value Fund and

Small Cap Growth Fund will be asked to vote on the approval of a new investment advisory agreement (the "New Advisory Agreement") with National City Bank which is summarized below. A copy of the New Advisory Agreement is attached to this Proxy Statement as Exhibit A, and the description of the New Advisory Agreement which follows is qualified in its entirety by reference to Exhibit A.

     The Existing Advisory Agreements and the proposed New Advisory Agreement are identical in all material substantive respects except that: (i) the New Advisory Agreement provides for an increase in the compensation payable by each Fund for investment advisory services; (ii) the New Advisory Agreement provides the Adviser enhanced flexibility to negotiate portfolio brokerage commissions for the International Equity and Small Cap Growth Funds to the extent permitted by law (the Existing Advisory Agreement relating to the Small Cap Value Fund contains identical provisions); and (iii) the effective and termination dates contained in the agreements vary.

     The International Equity and Small Cap Growth Funds commenced investment operations on August 1, 1997 and the Small Cap Value Fund commenced investment operations on July 26, 1994.

                  DESCRIPTION OF EXISTING ADVISORY AGREEMENTS

     At meetings held on July 17, 1997 and September 17, 1997, the Existing Advisory Agreements were approved both by the Board of Trustees and by a majority of Trustees of the Trust who are not "interested persons" ("Disinterested Trustees") as defined in Section 2(a)(19) of the Investment Company Act of 1940 ("1940 Act") of the Trust or the Adviser. SEI Investments Distribution Co., as sole shareholder of the International Equity and Small Cap Growth Funds, approved the Existing Advisory Agreements for such Funds. The Existing Advisory Agreement relating to the Small Cap Value Fund, which included new provisions intended to provide the Adviser additional flexibility to negotiate, to the extent legally permitted, the amount of portfolio brokerage commissions payable by the Fund in consideration for brokerage and research services, was approved by the public shareholders of the Fund on November 19, 1997.

     In each of the Existing Advisory Agreements, the Adviser has agreed, subject to the general supervision of the Trust's Board of Trustees, to provide a continuous investment program and to be responsible for, make decisions with respect to, and place orders for, all purchases and sales of each Fund's securities. These responsibilities are presently performed entirely by National City Bank with respect to all of the Funds. The Small Cap Growth Fund, however, is sub-advised and effectively managed by Wellington Management Company, LLP pursuant to a Sub-Advisory Agreement dated July 31, 1997. As of August 1, 1998, such Sub-Advisory

Agreement will be terminated and National City Bank will manage the Small Cap Growth Fund.

     For the services provided and expenses assumed pursuant to the respective Existing Advisory Agreements, National City Bank is entitled to a fee, computed daily and payable monthly, at the annual rate of .75% of the average daily net assets of each Fund. For the fiscal year ended May 31, 1998, the Trust paid the Adviser $570,684, $1,989,606 and $209,152 in advisory fees on behalf of the International Equity, Small Cap Value and Small Cap Growth Funds, respectively.

     In addition, National City Bank receives compensation as the Trust's custodian under a separate agreement and National City Bank and NatCity Investments, Inc., an affiliate of National City Bank, receive fees as a shareholder servicing agent under the Trust's Shareholder Services Plan relating to Retail Shares. See "Information About the Adviser."

     Unless sooner terminated, the Existing Advisory Agreement for each Fund will continue in effect with respect to the Fund until September 30, 1998. Each agreement will terminate automatically in the event of its assignment and is terminable with respect to any Fund to which it relates at any time without penalty by the Board of Trustees or by vote of a Majority of the Outstanding Shares of such Fund (as defined below) and is terminable by the Adviser on 60 days' written notice to the Trust. Accordingly, the Existing Advisory Agreements will terminate with respect to each Fund whose shareholders approve the New Advisory Agreement at the Meeting.

                     DESCRIPTION OF NEW ADVISORY AGREEMENT

SIMILARITIES BETWEEN THE EXISTING ADVISORY AGREEMENTS AND THE NEW ADVISORY AGREEMENT

     As in the Existing Advisory Agreements, National City Bank agrees in the New Advisory Agreement, subject to the general supervision of the Trust's Board of Trustees, to provide a continuous investment program and to be responsible for, make decisions with respect to, and place orders for, all purchases and sales of each Fund's securities.

     Portfolio securities purchased and sold for the Funds are generally purchased directly from the issuer or from an underwriter making a market in the securities. Purchases from an underwriter include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers may include the spread between the bid and asked price. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market; the over-the-counter price includes an undisclosed commission or mark-up. For the fiscal year ended May 31, 1998, the International Equity, Small Cap Value and Small Cap Growth Funds paid $289,859, $841,965 and $51,366, respectively, in brokerage commissions to non-affiliated brokers.

     Each of the Existing Advisory Agreements and New Advisory Agreement provides that the Adviser may not make loans for the purpose of carrying or purchasing the Trust's shares or make loans to the Trust or the Funds. The agreements also provide that the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of the agreements, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by it of its obligations or duties.

     Like the Existing Advisory Agreements, the New Advisory Agreement permits National City Bank to aggregate purchase orders for securities on behalf of a particular Fund with orders for the same securities placed for other advisory clients. The aggregation of customer orders, sometimes known as "block" trading or "bunching" of trades, may benefit the Funds by providing the Adviser the ability to reduce brokerage expenses and otherwise obtain more favorable terms of execution. The Securities and Exchange Commission requires that an adviser that aggregates orders among different clients do so consistent with its duty to seek best execution for its clients and consistent with the terms of the adviser's advisory agreement with the participating clients. National City Bank allocates orders among the Funds and other clients equitably and only in accordance with written procedures that have been approved by the Board of Trustees.

DIFFERENCES BETWEEN THE EXISTING ADVISORY AGREEMENTS AND THE NEW ADVISORY AGREEMENT

     The terms and conditions of the New Advisory Agreement, including the advisory fees charged thereunder, differ in certain respects from those set forth in the Existing Advisory Agreements.

     Advisory Fees. For the services provided and assumed pursuant to the New Advisory Agreement, National City Bank as Adviser is entitled to a fee, computed daily and payable monthly, at the annual rate of 1.15% of the average daily net assets of the International Equity Fund and 1.00% of the average daily net assets of each of the Small Cap Value Fund and Small Cap Growth Fund. If the New Advisory Agreement had been in effect with respect to the International Equity, Small Cap Value and Small Cap Growth Funds for the fiscal year ended May 31, 1998, the respective advisory fees would have totalled $952,918, $2,652,808 and $302,444.

     The following table compares the existing advisory and other fees payable by each Fund under its Existing Advisory Agreement for the fiscal year ended May 31, 1998 (restated to reflect current fees) and the "pro forma" advisory and other fees that each Fund would have paid if the New Advisory Agreement had been in effect during the same period. The advisory fees that would have been payable under the New Advisory Agreement for the fiscal year ended May 31, 1998 would have been 53%, 33% and 33% higher than the advisory fees payable under the Existing Advisory Agreement with respect to the International Equity, Small Cap Value and Small Cap Growth Funds.

                      Annual Portfolio Operating Expenses
                        (as a percentage of net assets)

                                           INTERNATIONAL EQUITY FUND
                       -----------------------------------------------------------------
                          RETAIL SHARES           B SHARES         INSTITUTIONAL SHARES
                       -------------------   -------------------   ---------------------
                       CURRENT   PRO FORMA   CURRENT   PRO FORMA   CURRENT    PRO FORMA
                       -------   ---------   -------   ---------   --------   ----------
Investment Advisory
  Fees...............    .75%      1.15%       .75%      1.15%        .75%       1.15%
Other Expenses.......    .59%       .59%      1.28%      1.28%        .34%        .34%
Total Fund Operating
  Expenses...........   1.34%      1.74%      2.03%      2.43%       1.09%       1.49%

                                             SMALL CAP VALUE FUND
                       -----------------------------------------------------------------
                          RETAIL SHARES           B SHARES         INSTITUTIONAL SHARES
                       -------------------   -------------------   ---------------------
                       CURRENT   PRO FORMA   CURRENT   PRO FORMA   CURRENT    PRO FORMA
                       -------   ---------   -------   ---------   --------   ----------
Investment Advisory
  Fees...............    .75%      1.00%       .75%      1.00%        .75%       1.00%
Other Expenses.......    .46%       .46%      1.17%      1.17%        .21%        .21%
Total Fund Operating
  Expenses...........   1.21%      1.46%      1.92%      2.17%        .96%       1.21%

                                             SMALL CAP GROWTH FUND
                       -----------------------------------------------------------------
                          RETAIL SHARES           B SHARES         INSTITUTIONAL SHARES
                       -------------------   -------------------   ---------------------
                       CURRENT   PRO FORMA   CURRENT   PRO FORMA   CURRENT    PRO FORMA
                       -------   ---------   -------   ---------   --------   ----------
Investment Advisory
  Fees...............    .75%      1.00%       .75%      1.00%        .75%       1.00%
Other Expenses.......    .46%       .46%      1.17%      1.17%        .21%        .21%
Total Fund Operating
  Expenses...........   1.21%      1.46%      1.92%      2.17%        .96%       1.21%

     Example: The following illustrates the expenses that an investor would pay on a $1,000 investment over various time periods assuming (i) a 5% annual rate of return and (ii) redemption at the end of each time period. Any fees that are charged by affiliates of the Adviser or other institutions directly to their customer accounts for services related to investments in shares of the Funds are in addition to and not reflected in the fees and expenses described above.

                                            1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                            ------   -------   -------   --------
Current International Equity Retail
  Shares(1)...............................   $68      $ 95      $124       $207
Pro Forma International Equity Retail
  Shares(1)...............................   $72      $107      $144       $249
Current International Equity B
  Shares(2)...............................   $71      $104      $129       $218(3)
Pro Forma International Equity B
  Shares(2)...............................   $75      $116      $150       $260(3)
Current International Equity Institutional
  Shares..................................   $11      $ 35      $ 60       $133
Pro Forma International Equity
  Institutional Shares....................   $15      $ 47      $ 81       $178
Current Small Cap Value Retail
  Shares(1)...............................   $67      $ 91      $118       $194
Pro Forma Small Cap Value Retail
  Shares(1)...............................   $69      $ 99      $130       $220
Current Small Cap Value B Shares(2).......   $69      $100      $124       $206(3)
Pro Forma Small Cap Value B Shares(2).....   $72      $108      $136       $232(3)
Current Small Cap Value Institutional
  Shares..................................   $10      $ 31      $ 53       $118
Pro Forma Small Cap Value Institutional
  Shares..................................   $12      $ 38      $ 66       $147
Current Small Cap Growth Retail
  Shares(1)...............................   $67      $ 91      $118       $194
Pro Forma Small Cap Growth Retail
  Shares(1)...............................   $69      $ 99      $130       $220
Current Small Cap Growth B Shares(2)......   $69      $100      $124       $206(3)
Pro Forma Small Cap Growth B Shares(2)....   $72      $108      $136       $232(3)
Current Small Cap Growth Institutional
  Shares..................................   $10      $ 31      $ 53       $118
Pro Forma Small Cap Growth Institutional
  Shares..................................   $12      $ 38      $ 66       $147

---------------

(1) Assumes deduction at time of purchase of maximum applicable front-end sales charge.

(2) Assumes deduction of maximum applicable contingent deferred sales charge.

(3) Based on conversion of B shares to Retail shares after eight years.

     ENHANCED FLEXIBILITY FOR THE ADVISER TO NEGOTIATE PORTFOLIO BROKERAGE COMMISSIONS. In placing portfolio transaction orders with brokers and dealers for the Funds, National City Bank is required under the Existing Advisory Agreements to "use its best efforts to seek on behalf of the Trust and each Fund the best overall terms available." In assessing the best overall terms available for any transaction, the Existing Advisory Agreements and the New Advisory Agreement require the Adviser to consider all factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. Moreover, in evaluating the best overall terms available and selecting brokers or dealers to execute portfolio transactions, the Existing Advisory Agreements and the New Advisory Agreement provide that the Adviser may consider brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) provided to any Fund and/or other accounts over which the Adviser or any of its affiliates exercises investment discretion.

     In addition, subject to the prior approval of the Trust's Board of Trustees, the Existing Advisory Agreements and the New Advisory Agreement authorize the Adviser to negotiate and pay to a broker or dealer providing such brokerage and research services a commission for executing a portfolio transaction which is higher than the amount of commission another broker or dealer would have charged for effecting the same transaction if, but only if, National City Bank determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. The Adviser makes this determination "viewed in terms of that particular transaction or in terms of the overall responsibilities of the Adviser to the particular Fund and to the Trust" under the Existing Advisory Agreement relating to the International Equity and Small Cap Growth Funds and "viewed in terms of that particular transaction or in terms of the overall responsibilities of the Adviser with respect to the accounts as to which it exercises investment discretion" under the Existing Advisory Agreement relating to the Small Cap Value Fund. The New Advisory Agreement would adopt this provision, as set forth in the Existing Advisory Agreement relating to the Small Cap Value Fund, for all Funds of the Trust including the International Equity and Small Cap Growth Funds.

     This new provision relating to the International Equity and Small Cap Growth Funds is intended to provide the Adviser additional flexibility to negotiate, to the extent legally permitted, the amount of brokerage commissions payable by a Fund in consideration for brokerage and research services. Approval of the New Advisory Agreement would conform in this regard the provisions of the various agreements under which National City Bank provides advisory services to the Trust.

     The Adviser has advised the Board of Trustees that it does not presently intend to change its current policies governing the allocation of portfolio brokerage for the Trust but will continue to seek "best execution" with respect to all transactions. The Adviser will therefore consider the full range and quality of a broker's services in placing brokerage for the Trust including, among other things, the value of research provided as well as the firm's execution capability, commission rate, financial responsibility and responsiveness to the requirements of the particular transaction. Obtaining lowest possible commission cost has not been in the past, nor will it be in the future, the determinative factor in placing orders for portfolio transactions. Rather, the Adviser continues to assess whether any given portfolio transaction represents the best qualitative execution for the Fund.

     EFFECTIVE AND TERMINATION DATES. The New Advisory Agreement will take effect with respect to a particular Fund when approved by the holders of a Majority of the Outstanding Shares of the Fund and, unless sooner terminated, will continue in effect until September 30, 1999. Thereafter, if not terminated, the New Advisory Agreement will continue in effect with respect to a Fund for successive twelve month periods ending on September 30, provided its continuance with respect to such Fund is specifically approved at least annually (a) by the vote of a majority of the Disinterested Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trust's Board of Trustees or by a vote of a majority of the outstanding shares of that Fund. The term "a Majority of the Outstanding Shares" of a Fund means the lesser of
(i) 67% of the Shares of the Fund present at the Meeting if the holders of more than 50% of the outstanding Shares of such Fund are present in person or by proxy, or (ii) more than 50% of the outstanding Shares of such Fund.

     If the New Advisory Agreement is not approved by the holders of a Majority of the Outstanding Shares of a Fund to which it relates, the Board of Trustees will reconsider its terms and the Existing Advisory Agreement will remain in effect with respect to such Fund pending a further decision by the Board.

BOARD CONSIDERATIONS

     At a regular meeting of the Board of Trustees held on February 17, 1998, the Board of Trustees considered the New Advisory Agreement with respect to each Fund and whether to recommend it for approval by each Fund's shareholders.

     In proposing that the contractual advisory fees be increased from .75% to 1.15% for the International Equity Fund and from .75% to 1.00% for the Small Cap

Value Fund and Small Cap Growth Fund, representatives of National City Bank stated at the Board meeting that they did not believe that the compensation payable under the Existing Advisory Agreements fairly reflected the complexity and related costs of managing these Funds. At the same time, they emphasized the importance of maintaining an overall expense ratio for each Fund that was competitive and noted that the proposed advisory fee would be comparable with advisory fees paid by other funds having similar investment objectives. The Adviser further noted that the current advisory fee for the International Equity Fund was the same as the advisory fee of the domestic equity funds and did not, in the view of the Adviser, adequately compensate it for the complexity of managing an international portfolio. According to National City Bank, international funds involve additional analysis of currency, international, political and economic risks and the added demands of providing daily pricing for a global multi-currency portfolio. As such, the Adviser believed that the advisory fee payable by an international fund should be higher than that payable by a domestic fund.

     The Board of Trustees reviewed National City Bank's proposal and reasons for recommending the proposed advisory fee increases, as summarized above. The Board in particular took into account (i) the nature and quality of the advisory services rendered, giving due consideration to the likely impact of the proposed fee on each Fund's relative performance, and (ii) the relationship of the proposed advisory fee to the fees payable by comparable investment company portfolios. The Board determined, after evaluating the information and documentation provided and considering such other information as it deemed necessary, that the increase in the advisory fee payable with respect to each of the International Equity, Small Cap Value and Small Cap Growth Funds was reasonable, fair and in the best interests of the shareholders of the Funds. All of the members of the Board, including its Disinterested Trustees, approved the New Advisory Agreement with respect to each Fund and directed that it be submitted to shareholders for approval.

INFORMATION ABOUT THE ADVISER

     National City Bank is a wholly-owned subsidiary of National City Corporation, a publicly-owned bank holding company, whose offices are located at 1900 East Ninth Street, Cleveland, Ohio 44114. As of May 31, 1998, to the Trust's knowledge, as of such date, no person owned more than 10% of the issued and outstanding shares of any class of the Corporation's stock.

     National City Bank provides trust and banking services to individuals, corporations, and institutions both nationally and internationally, including investment management, estate and trust administration, financial planning, corporate trust and agency, and personal and corporate banking. As of April 30, 1998,

National City Bank's Trust Department had approximately $18.3 billion in assets under management and National City Bank had approximately $25.5 billion in total trust assets. National City Bank is a member bank of the Federal Reserve System and the Federal Deposit Insurance Corporation.

     The Adviser also acts as investment adviser to various other registered investment company portfolios of Armada. The table below sets forth certain information with respect to the equity investment company portfolios that the Adviser advises with similar investment objectives to those of the Funds:

                     FOR THE FISCAL YEAR ENDED MAY 31, 1998

                                         RATE OF          GROSS        AMOUNT
    NAME OF FUND        NET ASSETS    ADVISORY FEES   ADVISORY FEES    WAIVED
    ------------        ----------    -------------   -------------   --------
International Equity
  Fund...............  $136,219,187        .75%        $  621,468      (50,784)
Small Cap Value
  Fund...............  $294,990,214        .75%        $1,989,606           --
Small Cap Growth
  Fund...............  $ 54,807,693         75%        $  226,833      (17,681)
Equity Growth Fund...  $364,817,175        .75%        $2,395,579           --
Equity Income Fund...  $196,076,817        .75%        $1,237,195           --
Core Equity Fund.....  $110,913,770        .75%        $  672,905      (64,683)
Tax Managed Equity
  Fund...............  $158,962,639        .75%        $  173,851     (173,851)

     The International Equity, Small Cap Growth and Core Equity Funds commenced investment operations on August 1, 1997. The Tax Managed Equity Fund commenced investment operations on April 9, 1998.

     National City Bank also serves as custodian of the Trust's assets. As the Trust's custodian, National City Bank earned fees in the amount of $877,333 for the fiscal year ended May 31, 1998. NatCity Investments, Inc. earned shareholder servicing fees in the amount of $528,307 for the Trust's fiscal year ended May 31, 1998. The table below sets forth the custodian fees paid by the equity investment portfolios that the Adviser advises and the shareholder servicing fees paid with respect to the Retail shares of such portfolios:

                     FOR THE FISCAL YEAR ENDED MAY 31, 1998

                                               SHAREHOLDER      CUSTODIAN
                NAME OF FUND                  SERVICING FEES      FEES
                ------------                  --------------    ---------
International Equity Fund...................     $    16        $172,207
Small Cap Value Fund........................     $15,973        $ 38,494
Small Cap Growth Fund.......................          25        $  6,151
Equity Growth Fund..........................     $20,066        $ 44,831
Equity Income Fund..........................     $ 1,485        $ 27,409
Core Equity Fund............................     $   215        $ 17,481
Tax Managed Equity Fund.....................     $     0        $  4,632

AUTHORITY TO ACT AS INVESTMENT ADVISER

     Banking laws and regulations, including the Glass-Steagall Act as presently interpreted by the Board of Governors of the Federal Reserve System, (a) prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any affiliate thereof from sponsoring, organizing, or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but (b) do not prohibit such a bank holding company or affiliate from acting as investment adviser, transfer agent, or custodian to such an investment company. The Adviser believes that it may perform the services contemplated by the New Advisory Agreement with the Trust as described therein and in the Trust's Prospectuses for the respective Funds without violation of applicable banking laws or regulations. However, there are no controlling judicial precedents and future changes in legal requirements relating to the permissible activities of banks and their affiliates, as well as future interpretations of present and future requirements, could prevent the Adviser from performing services for the Trust. If the Adviser were prohibited from providing services to the Trust, the Board of Trustees would consider selecting another qualified firm. Any new investment advisory agreement would be subject to shareholder approval.

     Should future legislative, judicial, or administrative action prohibit or restrict the proposed activities of the Adviser, or its affiliated and correspondent banks in connection with shareholder purchases of Trust shares, the Adviser and its affiliated and correspondent banks might be required to alter materially or discontinue the services offered by them to shareholders. It is not anticipated, however, that any resulting change in the Trust's method of operations would affect its net asset value per share or result in financial losses to any shareholder.

     If current restrictions preventing a bank or its affiliates from legally sponsoring, organizing, controlling, or distributing shares of an investment company were relaxed, the Adviser, or an affiliate of the Adviser, would consider the possibility of offering to perform additional services for the Trust. Legislation modifying such restrictions has been proposed in past Sessions of Congress. It is not possible, of course, to predict whether or in what form such legislation might be enacted or the terms upon which the Adviser, or such an affiliate, might offer to provide such services.

                             APPROVAL OF PROPOSAL 1

     In order for Proposal 1 to be adopted with respect to a particular Fund, it must be approved by a Majority of the Outstanding Shares of that Fund. Shares of each Fund affected will be voted separately on a Fund-by-Fund basis on Proposal 1.

     THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE NEW ADVISORY AGREEMENT.

ADDITIONAL INFORMATION

INVESTMENT ADVISER

     The names and principal occupations of the principal executive officers and each director of National City Bank as of April 30, 1998 are set forth below. Unless otherwise noted, the address of each such officer and director is 1900 East Ninth Street, Cleveland, Ohio 44114.:

                               POSITION WITH        OTHER BUSINESS             TYPE OF
           NAME              NATIONAL CITY BANK       CONNECTIONS             BUSINESS
           ----              ------------------     --------------            --------
George R. Berlin             Director            President and Chief
                                                 Executive Officer,
                                                 Berco, Inc.

Thomas G. Breitenbach        Director            President and Chief    Health care
                                                 Executive Officer,
                                                 Premier Health
                                                 Partners

Steve D. Bullock             Director            Chief Executive        Non-Profit
                                                 Officer and Chapter    organization
                                                 Manager, American Red
                                                 Cross

                               POSITION WITH       OTHER BUSINESS          TYPE OF
NAME                         NATIONAL CITY BANK      CONNECTIONS           BUSINESS
----                         ------------------    --------------          --------
David A. Daberko             Director            Chairman and Chief     Bank holding company
                                                 Executive Officer,
                                                 National City
                                                 Corporation

                                                 Director:              Banks
                                                 National City Bank
                                                   of Indiana
                                                 National City Bank
                                                   of Kentucky
                                                 National City Bank
                                                   of Pennsylvania
                                                 First of America Bank
                                                   N.A.
                                                 Federal Reserve Bank
                                                   of Cleveland

                                                 Trustee:               Civic organizations
                                                 Cleveland Tomorrow
                                                 Greater Cleveland
                                                   Council of the Boy
                                                   Scouts of America
                                                 Case Western Reserve
                                                   University
                                                 Hawken School
                                                 Neighborhood Progress
                                                 Ohio Foundation of
                                                   Independent Colleges
                                                 University Circle
                                                   Incorporated
                                                 University Hospital
                                                   Health System Board
                                                 Member, Greater
                                                   Cleveland Growth
                                                   Association

                                                 Member, The Bankers
                                                   Roundtable

Vincent A. DiGirolamo        Director            Vice Chairman,         Bank holding company
                                                 National City
                                                 Corporation

Daniel W. Duval              Director            President and Chief
                                                 Executive Officer,
                                                 Robbins & Myers, Inc.

                               POSITION WITH        OTHER BUSINESS             TYPE OF
NAME                         NATIONAL CITY BANK       CONNECTIONS             BUSINESS
----                         ------------------     --------------            --------
Thomas J. Fitzpatrick        Director            Chairman and Chief
                                                 Executive Officer,
                                                 Elford, Inc.

Gary A. Glaser               Chairman            Executive Vice         Bank holding company
                                                 President National
                                                 City Corporation

Gordon D. Harnett            Director            President, Chairman    Manufacturer of
                                                 and Chief Executive    engineering material
                                                 Officer, Brush
                                                 Wellman, Inc.

Donald V. Kellermeyer        Director            President,
                                                 Kellermeyer Co.

William G. Kelley            Director            Chairman and Chief
                                                 Executive Officer,
                                                 Consolidated Stores
                                                 Corporation

J. Peter Kelly               Director            President and Chief    Manufacturer of steel
                                                 Operating Officer,
                                                 LTV Corp.

William E. MacDonald III     President, Chief    Executive Vice         Bank holding company
                             Executive Officer   President, National
                             and Director        City Corporation

William P. Madar             Director            Chairman, Nordson      Manufacturer of
                                                 Corporation            machinery

Paul A. Ormond               Director            Chairman, President
                                                 and Chief Executive
                                                 Officer, Health Care
                                                 & Retirement Corp.

William F. Patient           Director            Chairman, President    PVC manufacturer
                                                 and Chief Executive
                                                 Officer, The Geon
                                                 Company

Shelley B. Roth              Director            President, Pierre's    Ice cream
                                                 French Ice Cream
                                                 Company

                               POSITION WITH        OTHER BUSINESS             TYPE OF
NAME                        NATIONAL CITY BANK       CONNECTIONS             BUSINESS
----                        ------------------     --------------            --------
Dr. K. Wayne Smith           Director            President and Chief
                                                 Executive Officer,
                                                 OCLC Online Computer
                                                 Library, Inc.

Thomas C. Sullivan           Director            Chairman of the Board  Manufacturer of
                                                 and Chief Executive    protective coatings,
                                                 Officer, RPM, Inc.     roofing material and
                                                                        paint

Dr. Jerry S. Thornton        Director            President, Cuyahoga    Education
                                                 Community College

John R. Werren, Esq.         Director            Partner, Day,          Law firm
                                                 Ketterer, Raley,
                                                 Wright & Rybollt

W. Douglas Bannerman         Senior Executive    Senior Vice            Bank holding company
                             vice President,     President, National
                             Corporate Banking   City Corporation

Jeffrey M. Biggar            Executive Vice      Senior Vice            Bank holding company
                             President, Private  President, National
                             Client Group        City Corporation

Timothy R. Fitzwater         President and       None
                             Chief Executive
                             Officer, Northeast
                             Region

Salvatore F. Gianino         President and       None
                             Chief Executive
                             Officer, Northwest
                             Region

James H. Gilmore             Executive Vice      None
                             President, NCCS
                             Group

                               POSITION WITH      OTHER BUSINESS            TYPE OF
NAME                        NATIONAL CITY BANK     CONNECTIONS             BUSINESS
----                        ------------------   --------------            --------
Kenneth M. Goetz             Executive Vice      None
                             President,
                             Corporate Banking

Jane Grebenc                 Executive Vice      None
                             President, Retail
                             Banking

Robert K. Healey, Jr.        Executive Vice      None
                             President, Retail
                             Banking

Katherine B. Hollingsworth   Executive Vice      None
                             President,
                             Southwest Region

Dorothy M. Horvath           Executive Vice      None
                             President, Central
                             Region

James Hughes                 Executive Vice      Senior Vice            Bank holding company
                             President,          President, National
                             Northcoast Region   City Corporation

Jeffrey D. Kelly             Executive Vice      Executive Vice         Bank holding company
                             President, Bank     President, National
                             Investment Group    City Corporation

Timothy J. Lathe             Executive Vice      None
                             President, Multi-
                             national

Stephen McLane               Executive Vice      None
                             President, Central
                             Region

Bruce T. Muddell             Executive Vice      None
                             President, Credit
                             Administration

                               POSITION WITH        OTHER BUSINESS             TYPE OF
NAME                         NATIONAL CITY BANK       CONNECTIONS             BUSINESS
----                         ------------------     --------------            --------
Richard A. Ray               Executive Vice      None
                             President, Central
                             Region

Philip L. Rice               Executive Vice      None
                             President,
                             Northcoast Region

David W. Ridenour            Executive Vice      None
                             President,
                             Northwest Region

Robert A. Robinson           Executive Vice      None
                             President,
                             Northwest Region

Frederick W. Schantz         President and       None
                             Chief Executive
                             Officer, Southwest
                             Region

Jeffrey T. Siler             Executive Vice      None
                             President,
                             Southwest Region

William F. Smith             Executive Vice      None
                             President, Central
                             Region

Harold B. Todd, Jr.          Executive Vice      Executive Vice         Bank holding company
                             President,          President, National
                             Institutional       City Corporation
                             Trust and Asset
                             Management

Gregory L. Tunis             Senior Executive    None
                             Vice President,
                             Retail Banking

     Herbert R. Martens, Jr., an officer of National City Corporation, also serves as an officer and director of the Trust. See "Additional
Information -- Officers."

BENEFICIAL OWNERS OF THE TRUST

     As of June 24, 1998, the following persons owned of record 5 percent or more of the shares of the Funds:

                                                                      # OF          % OF
                                                                  OUTSTANDING    OUTSTANDING
                                                                     SHARES        SHARES
                                                                 --------------  -----------
International Equity Fund  National City Trust Mutual Funds      9,459,134.3040     74.71%
  (Institutional)          P. O. Box 94777
                           Cleveland, OH 44101-4777

International Equity Fund  Wheat, First Securities, Inc.             2,563.2480      7.27%
  (Retail)                 9912 Young Road
                           Wattsburg, PA 16442-9529

                           Wheat, First Securities, Inc.             2,292.0670      6.47%
                           James R. Luke
                           62 North Lake Street
                           North East, PA 16428-1321

International Equity Fund  Wheat, First Securities, Inc.             1,845.6990     90.29%
  (B)                      1190 Parkside Drive
                           Limestone, NY 14753-9704

                           SEI Investments Co.                         107.5273      9.28%
                           ATTN: Rob Silvestri
                           One Freedom Valley Drive
                           Oaks, PA 19456

Small Cap Value Fund       National City Trust Mutual Funds      16,894,905.6206    93.90%
  (Institutional)          P. O. Box 94777
                           Cleveland, OH 44101-4777

Small Cap Value Fund       No shareholders owned 5% or more of the outstanding shares of
  (Retail)                 this class.

Small Cap Value Fund (B)   John K. Wojohowski IRA                    2,262.5880     36.89%
                           Wheat, First Securities as Custodian
                           Box 48 West Street
                           Mt. Pleasant, OH 43939-0848

                           Daniel P. Schulz IRA                        873.3290     24.24%
                           Wheat, First Securities as Custodian
                           7917 Conifer Drive
                           Louisville, KY 40258-2236

                           Wheat, First Securities, Inc.               757.3520     12.35%
                           1190 Parkside Drive
                           Limestone, NY 14753-9704

                           Wheat, First Securities, Inc.               743.7460     12.13%
                           1016 Westgate Pl.
                           Louisville, KY 40207-2327

                           Wheat, First Securities, Inc.               562.8520      9.18%
                           Linda D. Musick
                           Lisa A. Skaggs
                           2779 Stuart Road
                           Rockbridge, OH 43149

                                                                      # OF          % OF
                                                                  OUTSTANDING    OUTSTANDING
                                                                     SHARES        SHARES
                                                                 --------------  -----------
Small Cap Growth Fund      National City Trust Mutual Funds      3,395,636.9120     70.44%
  (Institutional)          P.O. Box 94777
                           Cleveland, OH 44101-4777

Small Cap Growth Fund      Capital Network Services                  5,863.9560     15.47%
  (Retail)                 One Bush Street, 11th Floor
                           San Francisco, CA 94104-4425

                           Schweizer Dipple Inc. 401K Plan           2,486.4570      6.56%
                           James G. Dwyer
                           7227 Division Street
                           Oakwood Village, OH 44146-5405

                           Schweizer Dipple Inc. 401K Plan           2,368.4310      6.25%
                           Lynn E. Ulrich
                           7227 Division Street
                           Oakwood Village, OH 44146-5405

Small Cap Growth Fund (B)  SEI Investments Co.                          93.8090     95.66%
                           ATTN: Rob Silvestri
                           One Freedom Valley Drive
                           Oaks, PA 19456

     All of these Shares were beneficially owned by the record owners named above because they possessed or shared investment or voting power with respect to them while owning the Shares or while acting in a fiduciary, advisory, custodial, or other similar capacity on behalf of their customers.

     For purposes of the 1940 Act, any person who owns beneficially, either directly or through one or more controlled companies, more than 25 percent of the voting securities of a company is presumed to "control" such company. Under this definition, National City Corporation and its affiliates may be deemed to be controlling persons of the Trust.

     As of June 24, 1998, the Trust's Trustees and officers, as a group, beneficially owned less than 1 percent of the Shares of each Fund of the Trust.

SHAREHOLDER MEETINGS

     The Trust is organized as a Massachusetts business trust. The Trust's Declaration of Trust does not require that an annual meeting of shareholders be held each year. The Trust does not intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Trust's Code of Regulations provides that special meetings of shareholders, including meetings to consider the removal of trustees, shall be called at the written request of the shareholders entitled to vote at least 10% of the outstanding shares of the Trust entitled to be voted at such meetings.

     Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting of shareholders should send their written proposals to the Trust's Secretary, W. Bruce McConnel, III, 1345 Chestnut Street, Suite 1300, Philadelphia, PA, 19107. Mere submission of a shareholder proposal does not guarantee inclusion of the proposal in the proxy statement or presentation of the proposal at the meeting since such inclusion and presentation are subject to compliance with certain federal regulations.

QUORUM AND VOTING MATTERS

     This Proxy Statement is being furnished in connection with the solicitation of proxies by the Trust's Board of Trustees in connection with the Meeting. It is expected that the solicitation of proxies will be primarily by mail. Officers and service contractors of the Trust may also solicit proxies by telegraph, facsimile or personal interview. Shareholders requiring further information with respect to electronically transmitted voting instructions or the proxy generally should contact 1-800-622-FUND (3863). If voting by facsimile, shareholders should send their ballots to FAX # 1-888-451-8683. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Trust a written notice of revocation or a subsequently executed proxy or by attending the Meeting and voting in person.

     In the event that a quorum is not present at the Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve a particular Proposal are not received, the persons named as proxies, or their substitutes, may propose one or more adjournments of the Meeting to permit further solicitation of the proxies. Any such adjournment will require the affirmative vote of a majority of those Shares affected by the adjournment that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR the Proposal in favor of such adjournments, and will vote those proxies required to be voted AGAINST such Proposal against any adjournment. A shareholder vote may be taken with respect to one or more of the Funds on any of the (but not all) Proposals prior to any such adjournment as to which sufficient votes have been received for approval. A quorum is constituted with respect to each of the Funds by the presence in person or by proxy of the holders of more than 50% of the outstanding Shares thereof entitled to vote at the Meeting. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions, but not broker "non-votes' (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote Shares on a particular matter with respect to which the brokers or nominees do not have discretionary power), will be treated as Shares that are present at the Meeting but which have not been voted. Abstentions and broker "non-votes" will have the effect of a "no" vote for purposes of obtaining the requisite approval of each Proposal.

     National City Corporation and its bank subsidiaries hold shares for the benefit of their customers and may be considered controlling persons of the Trust for purposes of certain federal securities laws. National City Corporation and its subsidiaries intend to vote Shares over which they have voting authority pursuant to the Employee Retirement Income Security Act of 1974 ("ERISA") in the best interests of the plan participants. With respect to Shares over which National City Corporation and its subsidiaries possess voting authority, but which are not subject to ERISA, National City Corporation and its subsidiaries will vote such Shares in the same proportion as the votes cast by other non-affiliated shareholders.

DISTRIBUTOR AND TRANSFER AGENT

     Shares of the Funds are distributed on a continuous basis by the Trust's sponsor and distributor, SEI Investments Distribution Co. ("SEI"). SEI's principal offices are located at One Freedom Valley Drive, Oaks, Pennsylvania 19456. State Street Bank and Trust Company serves as the Trust's transfer and dividend disbursing agent.

ADMINISTRATOR

     SEI Fund Resources, located at One Freedom Valley Drive, Oaks, Pennsylvania 19456, serves as the Trust's administrator.

INDEPENDENT AUDITORS

     Ernst & Young LLP, independent auditors, with offices at Two Commerce Square, 2001 Market Street, Suite 4000, Philadelphia, Pennsylvania 19103, serves as independent auditors of the Trust and audited the Trust's operations for the fiscal year ended May 31, 1998. The Board of Trustees selected Ernst & Young LLP at its meeting on May 29, 1998 to serve in such capacity for the fiscal year ending May 31, 1999. Shareholders are not herein requested to approve the selection of Ernst & Young LLP. Nevertheless, a representative of Ernst & Young LLP is expected to be available by telephone at the Meeting should any matter arise requiring consultation with the auditors, and Ernst & Young LLP will be given the opportunity to make a statement if it chooses.

OFFICERS

     Officers of the Trust are elected by, and serve at the pleasure of, the Board. Officers of the Trust receive no remuneration from the Trust for their services in such capacities. The following table sets forth certain information about the Trust's officers:

                                                            PRINCIPAL OCCUPATION
                                         POSITION WITH      DURING PAST 5 YEARS
  NAME AND ADDRESS     OFFICER SINCE       THE TRUST       AND OTHER AFFILIATIONS
  ----------------     -------------   -----------------   ----------------------
Herbert R. Martens,    July, 1997       President and      Executive Vice
Jr.                                     Trustee            President, National
c/o NatCity                                                City Corporation (bank
Investments, Inc.                                          holding company),
1965 East Sixth                                            since July 1997;
Street                                                     Chairman, President
Cleveland, OH 44114                                        and Chief Executive
Age 45                                                     Officer, NatCity
                                                           Investments, Inc.
                                                           (investment banking),
                                                           since July 1995;
                                                           President and Chief
                                                           Executive Officer,
                                                           Raffensberger, Hughes
                                                           & Co. (broker-dealer),
                                                           from 1993 until 1995;
                                                           President, Reserve
                                                           Capital Group, from
                                                           1990 until 1993.

Carol L. Rooney        May, 1998        Treasurer          Director of SEI Fund
c/o SEI Fund                                               Resources since 1992.
Resources
One Freedom Valley
Road
Oaks, PA 19456
Age 34

                                                            PRINCIPAL OCCUPATION
                                         POSITION WITH      DURING PAST 5 YEARS
  NAME AND ADDRESS     OFFICER SINCE       THE TRUST       AND OTHER AFFILIATIONS
  ----------------     -------------   -----------------   ----------------------
Kathryn L. Stanton     May, 1998        Assistant          Vice President and
c/o SEI Fund                            Treasurer          Assistant Secretary of
Resources                                                  SEI Fund Resources and
One Freedom Valley                                         SEI Investments
Road                                                       Distribution Co. since
Oaks, PA 19456                                             1994; Associate,
Age 39                                                     Morgan Lewis & Bockius
                                                           LLP (law firm).

W. Bruce McConnel,     August, 1985     Secretary          Partner of the law
III                                                        firm Drinker Biddle &
1345 Chestnut Street                                       Reath LLP
Suite 1100                                                 Philadelphia,
Philadelphia, PA                                           Pennsylvania
19107
Age 55

     Herbert R. Martens, Jr. is employed by National City Corporation, the parent corporation to National City Bank, which receives fees as investment adviser to the Trust. Mmes. Rooney and Stanton are employed by SEI Fund Resources, which receives fees as Administrator to the Trust. Ms. Stanton is also employed by SEI Investments Distribution Co., which receives fees as Distributor to the Trust. Mr. McConnel is a partner of the law firm, Drinker Biddle & Reath LLP, which receives fees as counsel to the Trust.

OTHER MATTERS

     No business other than the Proposal described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any questions as to an adjournment of the Meeting, the persons named in the enclosed proxy will vote thereon according to their best judgment in the interests of the Trust.

     SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                              DATED: JULY 27, 1998

                                                                       EXHIBIT A

                                  ARMADA FUNDS

                               ADVISORY AGREEMENT

     AGREEMENT made as of April 9, 1998 between ARMADA FUNDS, a Massachusetts business trust, located in Oaks, Pennsylvania (the "Trust") and NATIONAL CITY BANK, located in Cleveland, Ohio (the "Adviser").

     WHEREAS, the Trust is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended ("1940 Act"); and

     WHEREAS, the Trust desires to retain the Adviser as investment adviser to the International Equity, Small Cap Value, Small Cap Growth, Equity Index, Real Return Advantage, Tax Managed Equity, Balanced Allocation, and Ohio Municipal Money Market Funds (individually, a "Fund" and collectively, the "Funds");

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed among the parties hereto as follows:

     1. DELIVERY OF DOCUMENTS. The Adviser acknowledges that it has received copies of each of the following:

          (a) The Trust's Declaration of Trust, as filed with the State Secretary of the Commonwealth of Massachusetts on January 29, 1986 and all amendments thereto (such Declaration of Trust, as presently in effect and as it shall from time to time be amended, is herein called the "Declaration of Trust");

          (b) The Trust's Code of Regulations, and amendments thereto (such Code of Regulations, as presently in effect and as it shall from time to time be amended, is herein called the "Code of Regulations");

          (c) Resolutions of the Trust's Board of Trustees authorizing the appointment of the Adviser and approving this Agreement;

          (d) The Trust's Notification of Registration on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission ("SEC") on September 26, 1985 and all amendments thereto;

          (e) The Trust's Registration Statement on Form N-1A under the Securities Act of 1933, as amended ("1933 Act") (File No. 33-488) and under the 1940 Act as filed with the SEC on September 26, 1985 and all amendments thereto; and

          (f) The Trust's most recent prospectuses and statements of additional information with respect to the Funds (such prospectuses and statements of additional information, as presently in effect and all amendments and supplements thereto are herein called individually, a "Prospectus", and collectively, the "Prospectuses").

     The Trust will furnish the Adviser from time to time with execution copies of all amendments of or supplements to the foregoing.

     2. SERVICES. The Trust hereby appoints the Adviser to act as investment adviser to the Funds for the period and on the terms set forth in this Agreement. Intending to be legally bound, the Adviser accepts such appointment and agrees to furnish the services required herein to the Funds for the compensation hereinafter provided.

     Subject to the supervision of the Trust's Board of Trustees, the Adviser will provide a continuous investment program for each Fund, including investment research and management with respect to all securities and investments and cash equivalents in each Fund. The Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by each Fund. The Adviser will provide the services under this Agreement in accordance with each Fund's investment objective, policies, and restrictions as stated in the Prospectus and resolutions of the Trust's Board of Trustees applicable to such Fund.

     3. SUBCONTRACTORS. It is understood that the Adviser may from time to time employ or associate with itself such person or persons as the Adviser may believe to be particularly fitted to assist in the performance of this Agreement; provided, however, that the compensation of such person or persons shall be paid by the Adviser and that the Adviser shall be as fully responsible to the Trust for the acts and omissions of any subcontractor as it is for its own acts and omissions. Without limiting the generality or the foregoing, it is agreed that investment advisory service to any Fund may be provided by a subcontractor agreeable to the Adviser and approved in accordance with the provision of the 1940 Act. Any such sub-advisers are hereinafter referred to as the "Sub-Advisers." In the event that any Sub-Adviser appointed hereunder is terminated, the Adviser may provide investment advisory services pursuant to this Agreement to the Fund without further shareholder approval. Notwithstanding the employment of any Sub-Adviser, the Adviser shall in all events: (a) establish and monitor general investment criteria and policies for the Fund; (b) review investments in each Fund on a periodic basis for compliance with its investment objective, policies and restrictions as stated in the Prospectus; (c) review periodically any Sub-Adviser's policies with respect to the placement of orders for the purchase and sale of portfolio securities; (d) review, monitor, analyze and report to the Board of Trustees on the performance of any Sub-Adviser; (e) furnish to the Board of Trustees or any Sub-Adviser, reports, statistics and economic information as may be reasonably requested; and (f) recommend, either in its sole discretion or in conjunction with any Sub-Adviser, potential changes in investment policy. Pursuant to this paragraph, on the date hereof, the Adviser has entered into a Sub-Advisory Agreement with Wellington Management Company, LLP with respect to the Small Cap Growth Fund.

     4. COVENANTS BY ADVISER. The Adviser agrees with respect to the services provided to each Fund that it:

          (a) will comply with all applicable Rules and Regulations of the SEC and will in addition conduct its activities under this Agreement in accordance with other applicable law;

          (b) will use the same skill and care in providing such services as it uses in providing services to similar fiduciary accounts for which it has investment responsibilities;

          (c) will not make loans to any person to purchase or carry shares in the Funds, or make interest-bearing loans to the Trust or the Funds;

          (d) will maintain a policy and practice of conducting its investment management activities independently of the Commercial Departments of all banking affiliates. In making investment recommendations for the Funds, personnel will not inquire or take into consideration whether the issuers (or related supporting institutions) of securities proposed for purchase or sale for the Funds' accounts are customers of the Commercial Department. In dealing with commercial customers, the Commercial Department will not inquire or take into consideration whether securities of those customers are held by the Funds;

          (e) will place orders pursuant to its investment determinations for the Funds either directly with the issuer or with any broker or dealer. In selecting brokers or dealers for executing portfolio transactions, the Adviser will use its best efforts to seek on behalf of the Trust and each Fund the best overall terms available. In assessing the best overall terms available for any transaction the Adviser shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker or dealer to execute a particular transaction, the Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to any Fund and/or other accounts over which the Adviser or any affiliate of the Adviser exercises investment discretion. The Adviser is authorized, subject to the prior approval of the Board, to negotiate and pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for any Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of that particular transaction or in terms of the overall responsibilities of the Adviser with respect to the accounts as to which it exercises investment discretion. In no instance will fund securities be purchased from or sold to the Adviser, any Sub-Adviser, SEI Investments Distribution Co. ("SEI") (or any other principal underwriter to the Trust) or an affiliated person of either the Trust, the Adviser, Sub-Adviser, or SEI (or such other principal underwriter) unless permitted by an order of the SEC or applicable rules. In executing portfolio transactions for any Fund, the Adviser may, but shall not be obligated to, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased with those of other Funds and its other clients where such aggregation is not inconsistent with the policies set forth in the Trust's registration statement. In such event, the Adviser will allocate the securities so purchased or sold, and the expenses incurred in the transaction, in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Funds and such other clients;

          (f) will maintain all books and records with respect to the securities transactions for the Funds and furnish the Trust's Board of Trustees such periodic and special reports as the Board may request; and

          (g) will treat confidentially and as proprietary information of the Trust all records and other information relative to the Funds and prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder (except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld and will be deemed granted where the Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust).

     5. SERVICES NOT EXCLUSIVE. The services furnished by the Adviser hereunder are deemed not to be exclusive, and the Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby.

     6. BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Adviser hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's request. The Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

     7. EXPENSES. During the term of this Agreement, the Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Funds.

     8. COMPENSATION. For the services provided and the expenses assumed pursuant to this Agreement, the Trust will pay the Adviser from the assets belonging to the Funds and the Adviser will accept as full compensation therefor fees, computed daily and paid monthly, at the following annual rates: 1.15% of the average daily net assets of the International Equity Fund; 1.00% of the average daily net assets of the Small Cap Value Fund; 1.00% of the average daily net assets of the Small Cap Growth Fund; .35% of the average daily net assets of the Equity Index Fund; .35% of the average daily net assets of the Real Return Advantage Fund; and .35% of the average daily net assets of the Ohio Municipal Money Market Fund.

     The fee attributable to each Fund shall be the several (and not joint or joint and several) obligation of each Fund.

     9. LIMITATION OF LIABILITY. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

     10. DURATION AND TERMINATION. This Agreement will become effective with respect to each Fund upon approval of this Agreement by vote of a majority of the outstanding voting securities of each such Fund, and, unless sooner terminated as provided herein, shall continue in effect until September 30, 1999. Thereafter, if not terminated, this Agreement shall continue in effect with respect to a particular Fund for successive twelve month periods ending on September 30, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Trust's Board of Trustees who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund. Notwithstanding the foregoing, this Agreement may be terminated as to any Fund at any time, without the payment of any penalty, by the Trust (by the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the particular Fund), or by the Adviser on 60 days' written notice. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment' shall have the same meaning of such terms in the 1940 Act.)

     11. AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No amendment of this Agreement shall be effective with respect to a Fund until approved by vote of a majority of the outstanding voting securities of that Fund.

     12. MISCELLANEOUS. The Adviser expressly agrees that notwithstanding the termination of or failure to continue this Agreement with respect to a particular Fund, the Adviser shall continue to be legally bound to provide the services required herein for the other Funds for the period and on the terms set forth in this Agreement. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by Delaware law.

     13. NAMES. The names "ARMADA FUNDS" and "Trustees of ARMADA FUNDS" refer respectively to the Trust created and the Trustees, as trustees but not individually or personally, acting from time to time under a Declaration of Trust dated January 28, 1986 which is hereby referred to and a copy of which is on file at the office of the State Secretary of the Commonwealth of Massachusetts and the principal office of the Trust. The obligations of "ARMADA FUNDS" entered into in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders, or representatives of the Trust personally, but bind only the Trust property, and all persons dealing with any class of shares of the Trust must look solely to the Trust property belonging to such class for the enforcement of any claims against the Trust.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                           ARMADA FUNDS

                                           [SIGNATURE OMITTED]

                                           NATIONAL CITY BANK

                                           [SIGNATURE OMITTED]

                          VOTE THIS PROXY CARD TODAY!
                                               -----

                                  ARMADA FUNDS
                            OAKS, PENNSYLVANIA 19456


THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE ARMADA FUNDS (THE "TRUST") FOR USE AT A SPECIAL MEETING OF SHAREHOLDERS OF THE BELOW-REFERENCED FUND OF THE TRUST TO BE HELD ON AUGUST 13, 1998 AT 11:00 A.M. (EASTERN TIME) IN BOARD ROOM B, ONE FREEDOM VALLEY DRIVE, OAKS, PENNSYLVANIA 19456.


           Please fold and detach card at perforation before mailing


                                                 SPECIAL MEETING OF SHAREHOLDERS


The undersigned hereby appoints KATHRYN STANTON and MICHAEL BELLOPEDE and each of them, attorneys and proxies of the undersigned each with the power of substitution and resubstitution, to attend, vote and act for the undersigned at the above-referenced Special Meeting of Shareholders, and at any adjournment or adjournments thereof, casting votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposals set forth on the reverse side, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such Special Meeting, and hereby ratifying and confirming all that said attorneys and proxies, or each of them, may lawfully do by virtue hereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE FUNDS OF THE TRUST AND THE PROXY STATEMENT DATED JULY 27, 1998.

                                        PLEASE MARK, SIGN, DATE AND RETURN THIS
                                        PROXY CARD PROMPTLY IN THE ENCLOSED
                                        POSTAGE-PAID ENVELOPE.


                                        ----------------------------------------


                                        ----------------------------------------
                                        Signature(s), (Title(s), if applicable)
                                        Please sign above exactly as name(s)
                                        appear(s) hereon. Corporate or
                                        partnership proxies should be signed in
                                        full corporate or partnership name by an authorized officer. Each joint owner should sign personally. When signing as a fiduciary, please give full title as such.

                                        DATE:__________________, 1998

           Please fold and detach card at perforation before mailing


PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW USING BLUE OR BLACK INK. DO NOT USE RED INK OR PENCIL.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST ON BEHALF OF THE FUND. THE MEETING WILL BE HELD ON AUGUST 13,1998 AT 11:00 A.M. (EASTERN TIME) IN BOARD ROOM B, ONE FREEDOM VALLEY DRIVE, OAKS, PENNSYLVANIA 19456. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS. THE NUMBERING OF THE PROPOSALS BELOW FOLLOWS THE PRESENTATION OF THE PROPOSALS IN THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT DATED JULY 27, 1998.


PROPOSAL
                                                        FOR   AGAINST   ABSTAIN
1. To approve a new Investment Advisory Agreement       [ ]     [ ]       [ ]
   providing for increased advisory fees between the Trust and National City Bank (the "Adviser") with respect to each Fund.

2. To transact such other business as may properly come before the Special Meeting or any adjournment thereof.